Exhibit 10.29

EXTENSION OF LEASE TERM

WHEREAS, an Oil and Gas Lease was entered into insofar as it covers the following described land in Sanpete County, Utah, to-wit:

See attached “Exhibit A”

which lease is recorded in Entry 169777, Book 602 at Pages 451- 458, of the records of said County; and

WHEREAS, said lease will expire on March 30, 2015, but the Lessee and Lessor have agreed to extend the lease term.

NOW, THEREFORE, the undersigned, does hereby agree that the primary term of said lease insofar as the interest of the undersigned in the above described land is concerned shall be and is herby extended with the same tenor and effect as if such extended term had been originally expressed in such lease, for a term of two (2) years from the date of the said expiration thereof and as long thereafter as oil or gas (including casinghead gas) is or can be produced from any well on the land covered by said lease or lands unitized therewith, subject however, in all other respects, to the provisions and conditions of said lease or said lease as modified, if any modifications thereof may have been heretofore executed.

IN WITNESS WHEREOF, this instrument is signed on this 17 day of May , 2012.

LESSOR:

/S/: Joseph P. Tate

Joseph P. Tate

/S/: Jennifer M. Tate

Jennifer M. Tate

ACKNOWLEDGEMENT

STATE OF	)
) ss:
COUNTY OF	)

Before me, the undersigned Notary Public in and for said County and State, on the date set forth below personally appeared Joseph P. Tate, known to me to be the person(s) who subscribed his/her/their name to the foregoing instrument, and acknowledged to me that he/she/they executed the same for the purposes and consideration therein expressed, including the relinquishment of homestead.

Given under my hand and seal this 17 day of May 2012.

My Commission	Expires:	2-14-2016
/S/: Janet D. Garcia
Notary Public

STATE OF	)
) ss:
COUNTY OF	)

Before me, the undersigned Notary Public in and for said County and State, on the date set forth below personally appeared Jennifer M. Tate, known to me to be the person(s) who subscribed his/her/their name to the foregoing instrument, and acknowledged to me that he/she/they executed the same for the purposes and consideration therein expressed, including the relinquishment of homestead.

Given under my hand and seal this 17 day of May 2012.

My Commission	Expires:	2-14-2016
/S/: Janet D. Garcia
Notary Public

EXHIBIT “A”

The Leased Premises described in the attached Lease are more particularly described as follows:

Township 13 South, Range 2 East, SLB&M, Sanpete County, Utah

Beginning at the Southeast corner of the Northeast Quarter of Section 15, Township 13 South, Range 2 East; SLB&M. Sanpete County, Utah: West 9.10 chains. Northwesterly along the West side of the state highway 19.37 chains, Northwesterly along Water Hollow Wash to the North line of the Southeast Quarter of the Northeast Quarter of Section 15, East to the Northeast Corner of the Southeast Quarter of the Northeast Quarter of Section 15, South 20.00 chains to the beginning.

Containing 15.19 acres, more or less

The Southeast Quarter of the Southwest Quarter, the Southwest Quarter of Southeast Quarter, and the West Half of the Southeast Quarter, of the Southeast Quarter of Section 15, Township 13 South, Range 2 East. SLB&M, Sanpete County, Utah.

Containing 100.00 acres, more or less.

The East Half of the Southeast Quarter, and the Southwest Quarter of the Southeast Quarter of Section 22. Township 13 South, Range 2 East, SLB&M, Sanpete County, Utah.

Containing 120.00 acres, more or less.

The Southeast Quarter of the Northeast Quarter of Section 22, Township 13 South. Range 2 East, SLB&M. Sanpete County. Utah.

Containing 40.00 acres, more or less

The Northeast Quarter of the Southwest Quarter, and the Northeast Quarter of the Southeast Quarter of Section 26, Township 13 South, Range 2 East, SLB&M, Sanpete County, Utah.

Containing 80.00 acres, more or less.

The Southwest Quarter of the Northeast Quarter of Section 26, Township 13 South, Range 2 East; SLB&M, Sanpete County, Utah.

Containing 40.00 acres, more or less.

The Southeast Quarter of the Northwest Quarter of Section 26, Township 13 South, Range 2 East, SLB&M, Sanpete County, Utah.

Containing 40 00 acres, more or less.

The West Half of the Northwest Quarter, the Northwest Quarter of the Southwest Quarter, and the West Half of the Southwest Quarter of the Southwest Quarter of Section 26, Township 13 South, Range 2 East, SLB&M. Sanpete County, Utah.

Containing 140.00 acres, more or less.

The North Hall, the North Half of the Southeast Quarter, and the East Half of the Southwest Quarter of Section 27, Township 13 South. Range 2 East, SLB&M. Sanpete County, Utah.

Containing 480.00 acres, more or less.

Beginning 6.66 chains North of the Southeast Comer of Section 27, Township 13 South, Range 2 East, SLB&M, Sanpete County, Utah West 40.00 chains, North 13.33 chains, East 40.00 chains. South 13.33 chains to the beginning.

Containing 53.33 acres, more or less.

The Northwest Quarter of the Southwest Quarter of Section 14, Township 13 South Range 2 East, SLB&M, Sanpete County, Utah. Less 5.70 acres in Railway & County road. Less 2.74 acres in State Road.

Containing 31.56 acres, more or less

The Southwest Quarter of the Northwest Quarter, and the Western Half of the Southwest Quarter of Section 23, Township 13 South, Range 2 East, SLB&M, Sanpete County, Utah.

Containing 120.00 acres, more or less.

The Northeast Quarter of the Northwest Quarter of Section 24, Township 13 South, Range 2 East, SLB&M, Sanpete County, Utah.

Containing 40.00 acres, more or less

The Northwest Quarter of the Northeast Quarter of Section 24, Township 13 South, Range 2 East, SLB&M, Sanpete County, Utah.

Containing 40.00 acres, more or less

The Northeast Quarter of the Southwest Quarter of Section 24, Township 13 South, Range 2 East, SLB&M, Sanpete County, Utah.

Containing 35.12 acres, more or less.

The portion of the Southeast Quarter of the Southwest Quarter of Section 24, Township 13 South, Range 2 East, SLB&M, Sanpete County, Utah, which is North and East of the Old State Highway.

Containing 15.00 acres, more or less

The Southwest Quarter of the Northwest Quarter, the Northeast Quarter of the Southeast Quarter, the Northwest Quarter of the Southeast Quarter, and the Southwest Quarter of the Southeast Quarter of Section 24, Township 13 South, Range 2 East, SLB&M, Sanpete County, Utah.

Containing 160.15 acres, more or less.